                                                                   EXHIBIT 10.19

                              PF DISTRIBUTION, LLC
                        AMENDMENT TO LOGISTICS AGREEMENT


         THIS AMENDMENT made and entered into effective the 2nd day of March, 2003 by and between PF Distribution, LLC, a North Carolina limited liability company with principal offices located in Hickory, North Carolina (hereinafter "Distribution") and Pierre Foods, Inc., a North Carolina corporation with principal offices located in Cincinnati, Ohio (hereinafter "Company").

                                   WITNESSETH:

         WHEREAS, the parties entered into a Logistics Agreement dated March 3, 2002 (the "Agreement"), and the parties are desirous of amending and modifying the aforesaid Agreement, and

         WHEREAS, it is incumbent upon the parties to signify such amendment and modification in writing.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Amendment. The parties hereby amend the Agreement by deleting in its entirety Section 6 Term therefrom.

         2. No Change. Except as amended herein, the Agreement shall remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in accordance with law in duplicate originals, one of which is retained by each of the parties, the day and year first above written.


                                      PIERRE FOODS, INC.

                                      By: /s/ Pamela M. Witters
                                          -------------------------------------
                                          Pamela M. Witters, Senior Vice
                                          President and Chief Financial Officer


                                      PF DISTRIBUTION, LLC

                                      By: /s/ David R. Clark
                                          -------------------------------------
                                          David R. Clark, Manager